UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 18, 2024, Bar Harbor Bankshares, or the Company, issued a press release reporting our financial results for the quarter ended March 31, 2024, or the Earnings Release. The full text of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, or this Report, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Report and the exhibit attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On April 18, 2024, we announced in the Earnings Release that our Board of Directors (i) declared a quarterly cash dividend of $0.30 per share to shareholders of record at the close of business on May 16, 2024 and will be payable on June 14, 2024 and (ii) authorized a repurchase plan, or the Plan, of up to 5% of our outstanding common stock, representing approximately 761,000 shares, as of March 31, 2024.

The disclosure contained in Item 2.02 of this Report, including the Earnings Release furnished as Exhibit 99.1 to this Report, is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Report and the exhibit attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01Other Events

On April 18, 2024, we announced that our Board of Directors authorized the Plan. The Plan does not obligate the repurchase of any particular amount of the Company’s common stock, and may be suspended or discontinued at any time without notice. Share repurchases, if any, will be made from time to time in the open market, through block trades, or otherwise, in private negotiated transactions.  The timing and amount of any share repurchases will depend on a variety of factors, including, among others, securities law restrictions (including limitations provided in Rules 10b-18 and 10b5-1 under the Exchange Act, the trading price of the Company's common stock, other regulatory requirements, potential alternative uses for capital, and the Company's financial performance. The Plan does not require the Company to acquire any particular amount of common stock, and the Plan may be modified or suspended at any time at our Board of Directors’ discretion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 18, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

April 18, 2024	By:	/s/ Curtis C. Simard
Curtis C. Simard
President and CEO